UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 9, 2021
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 9, 2021, John H. Kahle, Kimball Electronics’ Vice President, General Counsel, Chief Compliance Officer, and Secretary, notified us of his decision to retire effective December 31, 2021. Mr. Kahle has served as General Counsel since we became a standalone public company in October 2014 and as our Chief Compliance Officer since 2016. His decision to retire is not the result of any disagreement on any matter relating to our accounting practices, operations, or policies.

Upon Mr. Kahle’s retirement, Kimball Electronics will appoint Douglas A. Hass, 45, as its Chief Legal and Compliance Officer and Secretary. Doug Hass joined Kimball Electronics in 2020 as Associate General Counsel and Assistant Secretary. He has more than 25 years of legal, management, and operations experience, centered on technology-intensive telecommunication companies, and electronics manufacturers. Prior to Kimball Electronics, Mr. Hass served as General Counsel and Secretary of Lifeway Foods, a dairy company listed on Nasdaq, from 2016 through 2020, where he received First Chair’s prestigious Top General Counsel award in 2019. He was also recognized as one of Illinois’ Top 40 under Forty attorneys by Chicago Daily Law Bulletin and Chicago Lawyer, and is a Past Chair of the Association of Corporate Counsel’s Employment and Labor Law Network, a group of nearly 7,000 labor and employment attorneys worldwide. Mr. Hass holds a Juris Doctor, magna cum laude, from Indiana University Maurer School of Law in Bloomington, Indiana.

No new compensatory arrangements were entered into in connection with Mr. Hass’s appointment. He will participate in our Executive Severance and Change in Control Plan upon his appointment as an executive officer.
Our press release announcing Mr. Kahle’s retirement and Mr. Hass’s appointment is attached on Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
99.1	Press Release dated November 10, 2021
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ Jana T. Croom
JANA T. CROOM Vice President, Chief Financial Officer
Date: November 10, 2021